                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------


         Date of Report (Date of earliest event reported): December 22, 2000

                                AFFYMETRIX, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    DELAWARE                    0-28218                         77-0319159
------------------       ------------------------          --------------------
   (State of             (Commission File Number)             (IRS Employer
 incorporation)                                             Identification No.)

        3380 Central Expressway, Santa Clara, California         95051
-------------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)

                                 (408) 731-5000
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Items 1-4.

          Not Applicable.

Item 5.   OTHER EVENTS.

OGT U.K. Action
---------------

On December 22, 2000, the U.K. High Court issued a ruling in litigation brought against Affymetrix, Inc. (the "Company") by Oxford Gene Technology Limited ("OGT") on an application by the Company to determine the effective date of the transfer to the Company of the license (the "License") to what have been called the "Southern Patents" (which include United States Patent numbers 5,700,637, 6,054,270, 5,436,327 and European Patent numbers 0-373-203, 0-386-229 as well as other U.S. and foreign patents) in connection with the Company's purchase of the Beckman Coulter, Inc. ("Beckman") microarray business. The December 22, 2000 ruling by the U.K. High Court allowed the Company's application and held that the effective date of the transfer of the License to the Company in connection with its purchase of the Beckman microarray business was June 5, 1999.

OGT Delaware Action
-------------------

As previously disclosed, on November 10, 2000 the jury in OGT's patent infringement case against the Company in the United States District Court for the District of Delaware, rendered its verdict that the Company infringed OGT's U.S. Patent No. 5,700,637 under the "doctrine of equivalents." The Delaware court is considering the Company's motions for judgement as matter of law ("JMOL") that, if granted, would eliminate the jury's verdict. The court scheduled the due date for the opening briefs on the JMOL motions for January 15, 2001. Opposition briefs are due on February 15, 2001 and reply briefs are due on March 8, 2001. The court indicated that oral arguments on the JMOL motions will be held in late March 2001. In the event that the Company's motions are denied and the Company's defenses are tried and rejected by the court at a future date yet to be determined by the court, the Company may be obligated to pay damages to OGT arising from sales of certain of the Company's products during the period beginning on the date of the issuance of the '637 patent and ending on the date that the Company acquired a license to the '637 patent in connection with the Company's purchase of Beckman Coulter, Inc.'s microarray business. Although the Company believes any such damages should be limited and should not have a material impact on its future business or operations, the amount and timing of these damages are uncertain and may result in an adverse financial impact on the Company's business. In addition, pursuant to the compensation arrangement that the Company has with its legal counsel, the Company has agreed to pay its legal counsel additional fees if the Company is successful in defending this case. Accordingly, depending on the success of the final outcome of the case, the Company may incur an incremental legal expense as a result of this compensation arrangement.

All statements in this current report that are not historical are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act as amended, including statements regarding the Company's "expectations," "beliefs," "hopes," "intentions," "strategies" or the like. Such statements are subject to risks and uncertainties that could cause actual results to differ materially for the Company from those projected, including, but not limited to, uncertainties relating to technological approaches, product development, manufacturing, market acceptance, personnel retention, equity dilution, uncertainties related to the ability to realize benefits from acquisitions, uncertainties related to cost and pricing of the Company's products, dependence on collaborative partners, uncertainties relating to sole source suppliers, uncertainties relating to FDA and other regulatory approvals, competition, risks relating to intellectual property of others and the uncertainties of patent protection and litigation. These and other risk factors are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and other SEC reports, including its Quarterly Reports on Form 10-Q for subsequent quarterly periods. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.


Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not Applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits

Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable.

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AFFYMETRIX, INC.

                                    By:  /s/ VERN NORVIEL
                                       -------------------------------------
                                       Name:  Vern Norviel
                                       Title: Senior Vice President, General
                                              Counsel and Secretary

Date: December 28, 2000